SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                   June 15, 2005


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                    45202
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (513) 983-1100
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[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.02 (b) DEPARTURE OF A PRINCIPAL OFFICER

     On June 15, 2005, The Procter & Gamble Company (the "Company") issued a press release announcing the retirement of John K. Jensen as Comptroller (Principal Accounting Officer) of the Company. Mr. Jensen will cease serving as Comptroller effective August 1, 2005, and will serve as Vice President on special assignment until his retirement on October 1, 2005.

ITEM 5.02 (c) APPOINTMENT OF A PRINCIPAL OFFICER

     On June 15, 2005, the Company issued a press release announcing the appointment of Valarie L. Sheppard as Vice President and Comptroller (Principal Accounting Officer) of the Company, effective August 1, 2005, to serve at the pleasure of the Company's Board of Directors and until her successor is elected and qualified.

     Ms. Sheppard, 41, joined the Company in 1986. For the previous five years, she has held the positions of Manager of Finance and Accounting (F&A) for Global Household Care, Manager of F&A for Global Fabric and Home Care, and Finance Director for the Northeast Asia Market Development Organization.

     The press release concerning these personnel announcements is attached hereto as Exhibit 99 and incorporated herein by reference.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY

                                       /S/ CHRIS B. WALTHER
                                       -------------------------------------
                                       Chris B. Walther, Associate General
                                       Counsel and Assistant Secretary
                                       June 15, 2005


                                    EXHIBITS

99.  News Release by The Procter & Gamble Company dated June 15, 2005.